                                                     COMMUNITY BANKS, INC. & SUBSIDIARIES
                                                        Fiscal Insight - June 30, 2002


                                                                  KEY RATIOS

                                                                  2002                                  2001
----------------------------------------------------------------------------------------------------------------------------------
                                                          Second        First       Fourth        Third       Second
                                                          Quarter      Quarter      Quarter      Quarter      Quarter      Annual
----------------------------------------------------------------------------------------------------------------------------------
Earnings per share - basic (1)                           $  0.50      $  0.48      $  0.48     $   0.47      $  0.44      $  1.48
Earnings per share - diluted (1)                         $  0.49      $  0.47      $  0.47     $   0.46      $  0.43      $  1.45
Return on average assets                                    1.19%        1.19%        1.18%        1.21%        1.18%        0.97%
Return on average equity                                   16.25%       15.30%       15.11%       15.18%       14.90%       12.21%

Net interest margin                                         3.76%        3.96%        3.87%        3.72%        3.82%        3.83%
Other income/revenues (FTE excluding security gains)       20.95%       18.49%       18.76%       17.47%       17.19%       17.21%
Provision for loan losses/average loans (annualized)        0.29%        0.76%        0.62%        0.62%        0.42%        0.00%
Efficiency ratio (2)                                       58.11%       54.96%       56.42%       53.82%       54.73%       59.80%

Nonperforming assets to period-end loans                    1.08%        1.28%        1.37%        1.31%        1.20%
90 day past due loans to period-end loans                   0.11%        0.13%        0.19%        0.09%        0.16%
                                                     -----------------------------------------------------------------
Total risk elements to period-end loans                     1.19%        1.41%        1.56%        1.40%        1.36%
                                                     =================================================================

Allowance for loan losses to loans                          1.43%        1.42%        1.42%        1.38%        1.46%
Allowance for loan losses to
        nonperforming loans                               138.83%      136.36%      109.40%      110.49%      128.94%
Net charge-offs/average loans (annualized)                  0.22%        0.60%        0.46%        0.84%        0.13%

Equity to assets                                            7.66%        7.10%        7.37%        7.95%        7.97%

 (1) Per share data has been restated to reflect stock dividends.
 (2) 2001 includes merger costs


                                                   PER SHARE STATISTICS *

Diluted Earnings per Share
-----------------------------------------------------------------------------------------------------------------------------
                                                   Fourth          Third          Second          First
                                                   Quarter        Quarter         Quarter        Quarter          Total
-----------------------------------------------------------------------------------------------------------------------------
2002                                                                              $ 0.49         $ 0.47          $ 0.96
2001                                               $ 0.47         $ 0.46          $ 0.43         $ 0.09          $ 1.45
2000                                               $ 0.36         $ 0.39          $ 0.38         $ 0.37          $ 1.50
-----------------------------------------------------------------------------------------------------------------------------


Average Diluted Shares Outstanding
-----------------------------------------------------------------------------------------------------------------------------
                                                   Fourth          Third          Second          First        Average for
                                                   Quarter        Quarter         Quarter        Quarter          Year
-----------------------------------------------------------------------------------------------------------------------------
2002                                                                               9,478          9,470          9,480
2001                                                9,503          9,456           9,437          9,236          9,419
2000                                                9,209          9,237           9,251          9,305          9,246
-----------------------------------------------------------------------------------------------------------------------------


Book Value per Share (excluding accumulated other comprehensive income)
--------------------------------------------------------------------------------------------------------------
                                                   Fourth          Third          Second          First
                                                   Quarter        Quarter         Quarter        Quarter
--------------------------------------------------------------------------------------------------------------
2002                                                                           $       12.92  $       12.63
2001                                            $       12.41  $       12.11   $       11.81  $       11.53
2000                                            $       11.51  $       11.29   $       11.10  $       10.87
--------------------------------------------------------------------------------------------------------------

 * Per share data has been restated to reflect stock dividends.


                                                         QUARTER END INFORMATION

(dollars in thousands)                                      2002                                      2001
---------------------------------------------------------------------------------------------------------------------------------
                                                 Second           First             Fourth           Third          Second
                                                Quarter          Quarter           Quarter          Quarter         Quarter
---------------------------------------------------------------------------------------------------------------------------------
Loans, net                                   $   870,400   $     866,236     $     845,146     $     841,260   $     827,715
Earning assets                                 1,492,394       1,463,995         1,404,875         1,360,106       1,299,528
Intangible assets                                  1,060             950               968               991           1,068
Total assets                                   1,591,409       1,563,266         1,509,734         1,446,194       1,391,312
Deposits                                       1,113,676       1,096,007         1,003,225         1,013,031         989,222
Long-term debt                                   300,778         300,782           322,155           296,750         271,997
Total shareholder's equity                       121,862         110,951           111,249           115,018         110,928
Accumulated other comprehensive income             2,502          (5,947)           (4,024)            2,236           1,742
---------------------------------------------------------------------------------------------------------------------------------

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


                                  CONDENSED CONSOLIDATED QUARTERLY AVERAGE STATEMENTS OF CONDITION

(dollars in thousands)                                         2002                                      2001
---------------------------------------------------------------------------------------------------------------------------------
                                                      Second           First           Fourth           Third           Second
                                                      Quarter         Quarter          Quarter         Quarter          Quarter
---------------------------------------------------------------------------------------------------------------------------------
Assets
Earning Assets:
Loans                                             $     886,266    $     862,532   $     856,526    $     844,898   $     836,489
Federal funds sold and other                             35,500            8,138           2,078           30,643          18,268
Taxable investment securities                           347,436          357,584         339,589          303,443         291,751
Investment securities                                   196,831          200,210         194,356          147,390         138,873
---------------------------------------------------------------------------------------------------------------------------------
Total Earning Assets                                  1,466,033        1,428,464       1,392,549        1,326,374       1,285,381


Cash and due from banks                                  39,166           34,470          38,974           40,113          33,775
Allowance for loan losses                               (12,820)         (12,399)        (12,261)         (12,108)        (11,894)
Goodwill and other identifiable intangibles               1,026              956             681            1,088             940
Premises, equipment and other assets                     69,059           68,269          67,015           64,695          60,967
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                      $   1,562,464    $   1,519,760   $   1,486,958    $   1,420,162   $   1,369,169
---------------------------------------------------------------------------------------------------------------------------------

Liabilities and equity
Interest-bearing liabilities:
Deposits
     Savings                                      $     319,783    $     308,006   $     308,301    $     308,318   $     285,403
     Time                                               501,934          474,328         456,489          466,621         461,772
     Time deposits greater than $100,000                110,153           98,582          76,726           80,087          75,240
Short-term borrowings                                    40,010           56,594          56,103            5,620           6,589
Long-term debt                                          301,025          297,500         302,590          282,172         272,358
---------------------------------------------------------------------------------------------------------------------------------
Total interest-bearing liabilities                    1,272,905        1,235,010       1,200,209        1,142,818       1,101,362

Noninterest-bearing deposits                            162,962          157,220         156,689          152,331         149,144
Other liabilities                                        12,604            9,571          13,510           12,166          10,143
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     1,448,471        1,401,801       1,370,408        1,307,315       1,260,649
---------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity                                    113,993          117,959         116,550          112,847         108,520
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities and
     shareholders' equity                         $   1,562,464    $   1,519,760   $   1,486,958    $   1,420,162   $   1,369,169
----------------------------------------------------------------------------------------------------------------------------------

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


                                                    Change in Average Balances *

                                                               2002                                      2001
------------------------------------------------------------------------------------ --------------------------------------------
                                                      Second           First           Fourth           Third           Second
                                                      Quarter         Quarter          Quarter         Quarter          Quarter
---------------------------------------------------------------------------------------------------------------------------------
Loans                                                   6.0%            6.1%             5.6%            7.9%            11.6%
Total assets                                           14.1%           15.4%            15.2%           11.9%            12.4%
Deposits                                               13.3%           11.6%             9.0%           10.3%            10.9%
Shareholders' equity                                    5.0%           10.4%            17.6%           22.0%            21.0%
---------------------------------------------------------------------------------------------------------------------------------

 * Compares the current quarter to the comparable quarter of the prior year.
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


                                                    CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(dollars in thousands)                              2002                                        2001
--------------------------------------------------------------------------------------------------------------------------------
                                           Second          First         Fourth         Third          Second
                                           Quarter        Quarter        Quarter       Quarter         Quarter       Annual
--------------------------------------------------------------------------------------------------------------------------------
Interest income                           $24,215         $24,107        $24,609       $24,567         $24,523       $98,075
Tax equivalent adjustment                   1,418           1,477          1,271         1,103           1,001         4,276
--------------------------------------------------------------------------------------------------------------------------------

                                           25,633          25,584         25,880        25,670          25,524       102,351
Interest expense                           11,876          11,638         12,311        13,148          13,280        52,140
--------------------------------------------------------------------------------------------------------------------------------

Net interest income                        13,757          13,946         13,569        12,522          12,244        50,211
Provision for loan losses                     650           1,600          1,330         1,306             871         5,080
--------------------------------------------------------------------------------------------------------------------------------

Net interest income after provision        13,107          12,346         12,239        11,216          11,373        45,131
Other income                                3,544           2,779          2,633         2,325           2,164         9,070
Security transactions                          18             518            448         1,018             366         1,704
Gains on mortgage sales                       101             385            500           326             378         1,367
Other expenses                             10,027           9,423          9,450         8,287           8,172        36,521
--------------------------------------------------------------------------------------------------------------------------------

Income before income taxes                  6,743           6,605          6,370         6,598           6,109        20,751
Income taxes                                  706             677            661         1,176           1,077         2,879
Tax equivalent adjustment                   1,418           1,477          1,271         1,103           1,001         4,276
--------------------------------------------------------------------------------------------------------------------------------

NET INCOME                                $ 4,619         $ 4,451        $ 4,438       $ 4,319         $ 4,031       $13,596
--------------------------------------------------------------------------------------------------------------------------------

Tax effect of security transactions       $     6         $   181        $   157       $   356         $   128       $   596
--------------------------------------------------------------------------------------------------------------------------------

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                                                       ANALYSIS OF OTHER INCOME

(dollars in thousands)                                             2002                               2001
----------------------------------------------------------------------------------------------------------------------------------
                                                    Second        First         Fourth        Third         Second
                                                    Quarter      Quarter       Quarter       Quarter       Quarter        Annual
----------------------------------------------------------------------------------------------------------------------------------

Investment management and trust services           $  304          201        $  260        $  180        $  193          $  740
Service charges on deposit accounts                   816          760           858           763           728           3,023
Other service charges, commissions and fees           636          651           438           450           464           1,783
Insurance premium income and commissions              652          530           432           349           425           1,483
 Other income                                       1,136          637           645           583           354           2,041
----------------------------------------------------------------------------------------------------------------------------------

Total other income                                 $3,544       $2,779        $2,633        $2,325        $2,164          $9,070
----------------------------------------------------------------------------------------------------------------------------------


                                                     ANALYSIS OF OTHER EXPENSES

(dollars in thousands)                                    2002                                     2001
---------------------------------------------------------------------------------------------------------------------------------
                                                 Second        First         Fourth        Third         Second
                                                 Quarter      Quarter       Quarter       Quarter       Quarter        Annual
---------------------------------------------------------------------------------------------------------------------------------

Salaries and employee benefits                   $ 5,178       $5,152        $4,799        $4,497        $4,678       $18,528
Net occupancy expense                              1,609        1,196         1,273         1,259         1,360         5,267
Operating expense of insurance subsidiary            194          158           225           178           198           740
Merger and restructuring related expenses              -            -           285          (115)         (101)        1,968
Other operating expenses                           3,046        2,917         2,868         2,468         2,037        10,018
---------------------------------------------------------------------------------------------------------------------------------

 Total other expenses                            $10,027       $9,423        $9,450        $8,287        $8,172       $36,521
---------------------------------------------------------------------------------------------------------------------------------

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


                                                 RISK ELEMENTS ANALYSIS

(dollars in thousands)                                    2002                                    2001
-------------------------------------------------------------------------------------------------------------------------
                                                Second           First           Fourth          Third          Second
                                                Quarter         Quarter         Quarter         Quarter         Quarter
-------------------------------------------------------------------------------------------------------------------------


Nonperforming assets:
     Nonaccrual loans                          $  9,094           9,139        $ 11,090        $ 10,670        $  9,507
     Troubled debt restructurings                     -               -               -               -               -
     Other real estate                              411           2,085             631             534             550
-------------------------------------------------------------------------------------------------------------------------

Total nonperforming assets                        9,505          11,224          11,721          11,204          10,057
Accruing loans 90 days or more past due             981           1,167           1,659             708           1,354
-------------------------------------------------------------------------------------------------------------------------

Total risk elements                            $ 10,486        $ 12,391        $ 13,380        $ 11,912        $ 11,411
-------------------------------------------------------------------------------------------------------------------------


Nonperforming assets to period-end loans           1.08%           1.28%           1.37%           1.31%           1.20%
-------------------------------------------------------------------------------------------------------------------------

90 day past due loans to period-end loans          0.11%           0.13%           0.19%           0.09%           0.16%
-------------------------------------------------------------------------------------------------------------------------

Total risk elements to period-end loans            1.19%           1.41%           1.56%           1.40%           1.36%
-------------------------------------------------------------------------------------------------------------------------

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


                                                  ALLOWANCE FOR LOAN LOSSES

(dollars in thousands)                                    2002                                    2001
--------------------------------------------------------------------------------------------------------------------------
                                                Second           First           Fourth          Third          Second
                                                Quarter         Quarter         Quarter         Quarter         Quarter
--------------------------------------------------------------------------------------------------------------------------

Balance at beginning of period                 $ 12,462        $ 12,132        $ 11,789        $ 12,258        $ 11,657

Loans charged off                                  (584)         (1,462)         (1,112)         (1,931)           (386)
Recoveries                                           98             192             125             156             116
--------------------------------------------------------------------------------------------------------------------------

Net loans charged off                              (486)         (1,270)           (987)         (1,775)           (270)
--------------------------------------------------------------------------------------------------------------------------

Provision for loan losses                           650           1,600           1,330           1,306             871
--------------------------------------------------------------------------------------------------------------------------

Balance at end of period                       $ 12,626        $ 12,462        $ 12,132        $ 11,789        $ 12,258
--------------------------------------------------------------------------------------------------------------------------



Net loans charged-off to average loans*            0.22%           0.60%           0.46%           0.84%           0.13%
--------------------------------------------------------------------------------------------------------------------------

Provision for loan losses to average loans*        0.29%           0.76%           0.62%           0.62%           0.42%
--------------------------------------------------------------------------------------------------------------------------

Allowance for loan losses to loans                 1.43%           1.42%           1.42%           1.38%           1.46%
--------------------------------------------------------------------------------------------------------------------------

*Annualized


                                                              OTHER RATIOS

                                                                  2002                                2001
-------------------------------------------------------------------------------------------------------------------------
                                                        Second           First          Fourth        Third      Second
                                                        Quarter         Quarter         Quarter      Quarter     Quarter
-------------------------------------------------------------------------------------------------------------------------

Investment portfolio - market to amortized cost          101.0%           98.7%          99.1%        100.7%      100.6%
Dividend payout ratio                                     36.0%           33.7%          33.9%         34.9%       37.1%
Net loans to deposits ratio, average                      79.8%           81.6%          84.2%         82.3%       84.3%
-------------------------------------------------------------------------------------------------------------------------





                                       MARKET PRICE AND DIVIDENDS DECLARED

----------------------------------------------------------------------------------------------
                                             Closing Bid Price Range
----------------------------------------------------------------------------------------------

                                                                               Dividends
                          Quarter                High             Low          Declared *
----------------------------------------------------------------------------------------------

2002
----------------------------------------------------------------------------------------------
                             I                 $  27.75         $ 24.35         $  0.16
                            II                 $  29.70         $ 25.55         $  0.18
----------------------------------------------------------------------------------------------

                                                                                $  0.34
----------------------------------------------------------------------------------------------

2001
----------------------------------------------------------------------------------------------
                             I                 $  21.88         $ 20.37         $  0.16
                            II                 $  29.85         $ 21.10         $  0.16
                           III                 $  29.80         $ 21.60         $  0.16
                            IV                 $  27.25         $ 24.30         $  0.16
----------------------------------------------------------------------------------------------

                                                                                $  0.64
----------------------------------------------------------------------------------------------

2000
----------------------------------------------------------------------------------------------
                             I                 $  20.86         $ 16.21         $  0.14
                            II                 $  20.71         $ 15.06         $  0.14
                           III                 $  21.54         $ 19.52         $  0.14
                            IV                 $  22.14         $ 18.21         $  0.15
----------------------------------------------------------------------------------------------

                                                                                $   .57
----------------------------------------------------------------------------------------------

 * Restated to reflect stock dividends.